KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Hildene TruPS Securitization 2019-2, Ltd. (the “Issuer”)
Hildene Structured Advisors, LLC (the “Collateral Manager”)
Jefferies LLC
Sandler O’Neill + Partners, L.P.
(together, the “Specified Parties”)

Re: Hildene TruPS Securitization 2019-2, Ltd. – Closing Date Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes in an electronic data file entitled “HITR 2019-2 Portfolio - March 2019 (4.4.19 update).xlsx” provided by the Collateral Manager, on behalf of the Issuer, on April 4, 2019 (the “Closing Date Data File”) containing information on 76 Collateral Obligations as of April 4, 2019 (the “Collateral Obligations”), which we were informed is intended to represent Schedule I related to the requirements set forth in Section 3.1(a)(xiii) of Indenture expected to be entered into, among the Issuer, Hildene TruPS Securitization 2019-2, LLC as Co-Issuer, and U.S. Bank National Association, as Trustee (the “Trustee”) (the “Indenture”). The Issuer is responsible for the specified attributes in the Closing Date Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings.

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement.

•	The term “Loan File” refers to the following source documents provided by the Collateral Manager, on behalf of the Issuer, for the Collateral Obligations:

-	“Security Indenture” – refers to security indentures for certain Collateral Obligations and includes full documents, excerpts, addendums, and/or amendments.

-	“Trustee Report” – refers to the trustee report of Regional Diversified Funding 2004-1 LTD., dated as of November 15, 2018 and includes maturity date information for certain Collateral Obligations.

-	“Security Certificate” – refers to executed security certificates for certain Collateral Obligations.

-
“Position Report” – refers to a report or screenshots containing Principal Balance amounts and additional information for the Collateral Obligations which we were informed was generated from the Trustee’s internal system as of April 5, 2019.

•	The term “Bloomberg” refers to information obtained from Bloomberg L.P. We make no representation as to the validity or accuracy of this information.

•	The term “S&P Global” refers to information obtained from the S&P Global Market Intelligence, Inc. website. We make no representation as to the validity or accuracy of this information.

•	The term “Source Information” refers collectively to information obtained from the Loan File, Bloomberg or S&P Global.

For each Collateral Obligation included in the Closing Date Data File, we compared the attributes listed in the table below to the corresponding information appearing on or derived from a copy of the applicable Source Information. The Source Information is listed in the order of priority until such attribute was agreed.

Attribute	Source Information
Type of Company (“Type”)	Bloomberg, Security Indenture, Security Certificate
Type of Collateral Obligation (“Security Type”)	Bloomberg, Security Indenture
Operating Company (“Operating Company Name”)	S&P Global, Bloomberg
Holding Company (“Holding Company Name”)	S&P Global, Bloomberg, Security Indenture
Spread (“Spread / Cpn”)	Bloomberg, Security Indenture, Security Certificate
Applicable Reference Rate (“Index”)	Bloomberg, Security Indenture, Security Certificate
Maturity (“Maturity Date”)	Bloomberg, Security Indenture, Security Certificate, Trustee Report
Principal Balance ($) (“Notional”)[1]	Position Report

We performed no procedures on any other attribute in the Closing Date Data File other than those listed above.

We found such information to be in agreement.1  There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Closing Date Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Closing Date Data File and Source Information without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies and information set forth in the Closing Date Data File and Source Information, (ii) the physical

1 We were informed by the Collateral Manager that CUSIPs 59565RAA1, 891716AA0, 69350YAA4, and 733186AA8 will be transferred into the portfolio subsequent to April 5, 2019 and as a result, we did not perform the compare procedure for the Principal Balances on these Collateral Obligations.

existence of the Collateral Obligations, (iii) the reliability or accuracy of the Source Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Collateral Obligations to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Collateral Obligation being securitized, (iii) the compliance of the originator of the Collateral Obligations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Collateral Obligations that would be material to the likelihood that the Issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, NY
April 5, 2019

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